Filed pursuant to Rule 497
File No. 333-178548

Supplement dated October 8, 2015
to
Prospectus dated April 30, 2015

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated April 30, 2015 (as supplemented and amended from time to time, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated in this supplement.
You should carefully consider the “Risk Factors” beginning on page 27 of the Prospectus before you decide to invest.
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Decrease in Public Offering Price
On October 8, 2015, we decreased our public offering price from $9.90 per share to $9.70 per share. This decrease in our public offering price will be effective as of our October 8, 2015 weekly closing. In accordance with our share pricing policy, our board of directors determined that a reduction in the public offering price per share was warranted following a decline in our estimated net asset value per share that was deemed to be non-temporary and that resulted in an amount more than 5% below our then-current net offering price. As a result of the decrease in our public offering price per share, our maximum combined sales commission and dealer manager fee per share and the net proceeds per share will correspondingly decrease from $0.99 to $0.97 and $8.91 to $8.73, respectively.